EXHIBIT 10.35

                                 LEASE AGREEMENT

Gelb Plaza
Encino
17547 Ventura Boulevard
Encino, California  91316

1. Parties. This Lease, dated, for reference purposes only, February 4, 2004, is made by and between Gelb Enterprises, A California Limited Partnership (herein called "Lessor") and Avenue Group, Inc.(herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California commonly known as 17547 Ventura Boulevard, Suite 305, Encino, California 91316 and described as See Exhibit "A". Said real property including the land and all improvements therein, is herein called "the Premises".

3. Term

         3.1. Term. The Initial Term of this Lease shall be for one year commencing on March 1, 2004 and ending February 28, 2005 unless sooner terminated pursuant to any provision hereof. Lessee shall have the Option to extend the term of this Lease for one (1) year, provided written notice is delivered to Lessor at least sixty (60) days prior to expiration of the Initial Term.

         3.2. Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within thirty (30) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within thirty (30) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said thirty (30) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.3. Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $2,636.25, in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $2,636.25 as rent for the first month's rent paid in advance. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing. Rental rate for subterranean storage areas at $1.00 per square foot.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $7,908.75 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

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6. Use

         6.1. Use. The Premises shall be used and occupied only for general office use and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

         6.2. Compliance with Law.

                  6.2.1. Lessor warrants to Lessee that the Premises, in its state (based on requirements set at the time the building was constructed) existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. This warranty of non-violations is defined as covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect at the time the building was constructed. In the event it is determined that this warranty has been violated, after written notice from Lessee and not cured by Lessor (in Lessor sole discretion) within a reasonable amount of time, Lessee's sole remedy shall be its right to terminate this Lease Agreement. In the event Lessee does not give to Lessor written notice of the violation of this warranty within 30 days from the date that the Lease term commences, Lessee's right to terminate shall expire.The warranty contained in this paragraph 6.2.1 shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner of the premises business, being assigned the premises lease or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                  6.2.2. Except as provided in paragraph 6.2.1, Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

         6.3. Condition of Premises.

                  6.3.1. Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning and heating in the Premises shall be in good operating condition on the Lease commencement date and that Lessor shall maintain the lighting, air conditioning and heating in the Premises in good operating condition during the term of this Lease. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. The warranty contained in this paragraph 6.3.1 shall be of no force or effect if prior to the date of this Lease, Lessee was the owner of the premises business, assigned the premises lease or occupant of the Premises.

                  6.3.2. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

                  6.3.3. At or before the commencement date, Lessor shall, at its sole cost and expense, install new carpet and paint throughout the Premises. Except as provided above, Lessee accepts Premises in its present "as-is" condition. Lessee will pay at Lessee's sole cost and expense for all tenant improvements, repairs and maintenance of Premises. In addition, Lessee will be solely responsible for all other related costs which might occur at this time or in the future for tenant to either open for business or continue in business. It is further understood and acknowledged that Lessor has not inspected the Premises and does not warrant the condition of the Premises or its contents.

7. Maintenance, Repairs and Alterations.

         7.1. Lessee's Obligations. Lessee shall pay for its own electricity and janitorial expenses. In addition, Lessee shall maintain and repair any tenant improvements or alterations which Lessee or Lessor performed or built. Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of premises interior janitorial, painting, repairing or replacing wall and window coverings, carpet cleaning, all interior telephone and computer wiring, all interior cabinetry and millwork, and to repair or replace any Premises improvements that are not ordinarily a part of the building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder. In addition, Lessee shall maintain and repair any tenant improvements or alterations that Lessee performed or built.

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         7.2. Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee acknowledges that until Lessee delivers premises keys to Lessor and completely removes all its personal property, Lessee's rental obligation to Lessor shall continue to accrue. If after returning premises keys to Lessor, if Lessee leaves any personal property in the demised premises, Lessor, at Lessor's sole option, may (1) Throw out said property, at Lessee's expense, with no obligation to contact Lessee first, (2) Keep property in the premises and allow next tenant to use said property with no further obligation to Lessee, or (3) Lessor to remove property and retain it with no further obligation to Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

         7.3. Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten
(10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

         7.4. Lessor's Obligations. Lessor shall pay for and provide all common area utilities, common area janitorial and all exterior common area repairs and maintenance. Except for the obligations of Lessor under this Paragraph and Paragraphs 6.2.1 and 6.3.1 (relating to Lessor's warranty), Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the equipment therein except for lighting, air conditioning and heating.Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

         7.5. Alterations and Additions.

                  7.5.1. Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises or the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph
7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

                  7.5.2. Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                  7.5.3. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

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                  7.5.4. Unless Lessor requires their removal, as set forth in
Paragraph 7.5(1), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8. Insurance Indemnity.

         8.1. Insuring Party. As used in this Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy.

         8.2. Liability Insurance. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8 and shall name Lessor as an additional insured under the policy. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.3. Property Insurance

                  8.3.1. The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, an amount of insurance per Lessor's sole discretion, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

                  8.3.2. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  8.3.3. If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

         8.4. Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph
8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums

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attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

         8.5. Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.6. Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any actions or omissions of Lessee, its employees or guests and Lessee hereby waives all claims in respect thereof against Lessor.

         8.7. Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee or Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, Lessee's tenant improvements or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, earthquake, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9. Damage or Destruction.

         9.1. Definitions.

                  9.1.1. "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 30% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 30% of the then replacement cost of such building as a whole.

                  9.1.2. "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 30% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 30% or more of the then replacement cost of such building as a whole.

                  9.1.3. "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

         9.2. Partial Damage - Insured Loss. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair.

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Lessee shall contribute the required amount to Lessor within ten days after
Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

         9.3. Partial Damage - Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense). Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.4. Total Destruction. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, at Lessor's option and sole discretion, this Lease may be terminated as of the date of such total destruction.

         9.5. Damage Near End of Term.

                  9.5.1. If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                  9.5.2. Notwithstanding paragraph 9.5.1, in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.6. No Abatement of Rent.

                  9.6.1. In the event of damage described in paragraphs 9.2 and 9.3, and Lessor and Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9; or if upon total destruction (paragraph 9.4) Lessor does not terminate the Lease and commences repair or restoration within 120 days, the rent due and payable hereunder for the period during which such damage, repair or restoration continues shall continue. It is further agreed that common area and NNN charges shall continue to be due and payable monthly during the repair and restoration period. It is further agreed that Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  9.6.2. If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 120 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.7. Termination - Advance Payments. Within 75 days after termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.8. Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

         9.9. Real Property Taxes.

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

         9.10. Payment of Taxes. Lessor shall pay all real property taxes.

         9.11. Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         9.12. Personal Property Taxes.

                  9.12.1. Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                  9.12.2. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

10. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, janitorial and cleaning, and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

         10.1. Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxed thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

         10.2. Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

         10.3. Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any way respect whatsoever of the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or any other reason or cause whether or not it is beyond Lessor's reasonable control or in cooperation with governmental or public utilities request or directions.

11. Assignment and Subletting.

         11.1. Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

         11.2. No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

         11.3. Fees due to assignment or sublet. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $500.00 for each such request.

         11.4. Fee. If a new lease or assignment is given or even if only a credit check and evaluation on a proposed new or additional Lessee, there will be a $250.00 charge in advance due payable to Lessor.

12.      Defaults; Remedies.

         12.1. Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                  12.1.1. The vacating or abandonment of the Premises by Lessee.

                  12.1.2. The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                  12.1.3. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph 13.1.2 above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                  12.1.4. (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1.4 is contrary to any applicable law, such provision shall be of no force or effect.

                  12.1.5. The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

         12.2. Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                  12.2.1. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                  12.2.2. Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  12.2.3. Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

                  12.2.4. In the event Lessor is forced to exercise legal remedies to collect rent or additional rent due under this lease, then there shall be an additional charge to Lessee, and Lessee agrees to pay as additional rent, the following:

                           12.2.4.1. If a Three Day Notice to Pay Rent is
required to be served (as
determined by Lessor in Lessor's sole discretion), then Lessee shall pay as additional rent the sum of $350.00.

                           12.2.4.2. If an action in unlawful detainer or for
overdue rent is required to
be served (as determined by Lessor in Lessor's sole discretion), then Lessee shall pay as additional rent the sum of $700.00 in addition to any amount already due for said Three Day Notice, and in addition to any sum which may be awarded for costs, expenses and reasonable attorney's fees by any court as a result of legal proceedings which may be required.

         12.3. Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time but in no event later than thirty (30) days after written notice by Lessee to Lessor, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

         12.4. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount which shall then be deemed as additional rent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary. In addition, if any payment made by Lessee to Lessor by check which is returned by Lessee's bank, Lessee shall pay an additional fee of $25.00 plus any late charges that may occur.

         12.5. Impounds. Form of Payment. In the event that any of Lessee's payments made to Lessor by personal or company check shall be dishonored by the financial institution thereof, then Lessor shall have the right to demand that, and if so demanded, Lessee shall make all future rent payments by cashier's check or equivalent. Lessee shall be required to reimburse Lessor for Lessor's cost(s) of processing and/or redepositing any such dishonored checks, promptly upon demand by Lessor.

13. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

14. Broker's Fee.

         14.1. Upon full execution of this Lease by all parties, after the commencement date and after Lessee opens up for business, Lessor shall pay to N/A Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ zero , for brokerage services rendered by said broker(s) to Lessor in this transaction.

15. Estoppel Certificate.

         15.1. Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises.

         15.2. At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

         15.3. If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

17. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

19. Time of Essence. Time is of the essence.

20. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

21. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

22. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the

Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

23. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

24. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

25. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy. At the end of Lease term, unless Lessee gives Lessor 30 days written notice that it intends to vacate premises, this lease agreement will be deemed to have converted to a month to month tenancy.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

28. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

29. Subordination.

         29.1. This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any Mortgagee, trustee or ground Lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         29.2. Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30.2.

30. Attorney's Fees.

         30.1. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

         30.2. Lessor shall be entitled to and Lessee shall reimburse Lessor for all reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith (including but not limited to all costs incurred for the peroration and service of a Day Notice to Pay or Quit, a Notice to Perform or Quit, and the filing of unlawful detainer lawsuit), whether or not a legal transaction is subsequently commenced in connection with such default. Any obligations of Lessee to Lessor under the terms of this paragraph shall be deemed to be as additional rent.

31. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 60 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

32. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent, which Lessor may withhold at its sole discretion. Lessee shall not place any sign or change any existing property signs upon the Premises or property without Lessor's prior written consent. This requirement for Lessor's prior written consent shall include existing property signage and Lessees changes of colors, size and design.

34. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

36. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

37. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

38. Options.

         38.1. Definition. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease the Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor

         38.2. Options Personal. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

         38.3. Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         38.4. Effect of Default on Options.

                  38.4.1. Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1.2 or 13.1.3 and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1.1, 13.1.4, or 13.1.5 (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1.2, where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1.3, whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

                  38.4.2. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4

                  38.4.3. All rights of Lessee under the provisions of an Option shall terminate and be of no further force of effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1.3 within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1.4 or 13.1.5 (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1.2, where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1.3, whether or not the defaults are cured.

39. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

40. Security Measures. Lessee hereby acknowledges that the rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties. Lessee shall not suffer or permit anyone, except in an emergency, to go upon the roof the building.

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Insuring Party. The insuring party under this lease shall be the Lessor.

46. Addendum. Attached hereto is an addendum or addenda containing addendum A through D which constitutes a part of this Lease.

47. Door Signs and Plaque. Lessor will provide doorframes and sign plaque indicating suite number. Lessee will pay Lessor $125.00 for company name to be inserted in sign plaque. Company name insert to become property of Lessee and Lessee can keep insert upon termination. Lessor will provide name of Lessee for Lobby Directory. In addition, Lessor will provide all necessary parking signs at a charge of $45.00 per sign.

48. Animals. Lessee shall not at any time keep animals, birds or pets within the Premises, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

49. Other pay and miscellaneous items. Lessee shall not install, operate, contract to have installed or permit to be operated in or on the Premises any coin or token-operated machines like vending machines or similar devices for the sale or leasing of goods, wares merchandise, food, beverages or services, including, without limitation, pay telephones, pay lockers, scales and amusement devices, newspaper racks and etc.

50. Parking. Lessee acknowledges and agrees that Lessor cannot guarantee that parking spaces will always be available for Lessee, Lessee's employees and Lessee's guests. Furthermore, Lessor does not warrant or guarantee that there will be sufficient parking for Lessee's intended use. Lessee confirms to Lessor that Lessee shall have no more than 10 employees using the premises parking areas at any one time. Additionally, Lessee advises Lessor that it estimates that it shall not have in excess of 5visitors daily. Based on the prior statements, Lessee agrees that if it brings additional employees on site (and if there is additional parking spaces available), Lessor at its sole option may provide parking for these additional employees at the rate of $50.00 per employee. At the commencement of this Lease Agreement, Lessee, its employees and invitees parking shall be at no charge.

51. Relocation.

52. Prior tenant in Possession. Lessee agrees and acknowledges that if this Lease Agreement is being executed while the demised premises is in possession of a tenant who has notified Lessor if its intent to vacate, this Lease Agreement is subject to and contingent upon said prior tenant vacating the demised premises.

53. Validity. Unless fully executed by both Lessor and Lessee, this Lease Agreement shall be considered void and of no effect. Furthermore, the named Lessee in this agreement agrees and understands that Lessor will continue to market and attempt to lease the demised premises to other parties until a fully executed agreement is procured.

         LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BYTHE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

         The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Executed at Encino, California on February 4, 2004               Gelb Enterprises, a California limited partnership

Address: 17547 Ventura Blvd., Ste. 201                           By:      s/s Illegible
                  Encino, CA  91316
                                                                 "LESSOR"

Executed at Encino, California on February 4, 2004               Avenue Group, Inc., a Delaware corporation

Address: 17547 Ventura Blvd., Ste. 201                           By:      /s/ Jonathan Herzog, EVP & Secretary
                  Encino, CA  91316                                       /s/ Daniel Aharanoff, EVP Technology

                                                                 "LESSEE"


                                 ADDENDUM "A" TO
                              STANDARD OFFICE LEASE

Dated:  January 16, 2004
By and Between Gelb Enterprises, (Lessor)
And, Avenue Group, Inc. (Lessee)

RENT ESCALATIONS

         (a) On the first day of the month immediately following expiration of the first year of this Lease and on the first day of the month immediately following each consecutive year thereafter, including the option years, the monthly rent payable under paragraph 4 of the attached Lease shall be adjusted by the increase, if any, from the date this Lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Long Beach-Anaheim, California (1967=100). "All Items", herein referred to as "C.P.I."

         (b) The monthly rent payable in accordance with paragraph (a) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this Lease, as set forth in paragraph 4 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI for the calendar month four months prior to the month in which the adjustment is to take effect, and the denominator of which shall be the CPI for the calendar month four months prior to the month in which the original Lease term commences. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

         (c) Pending receipt of the required CPI and determination of the actual adjustment, Lessee shall pay on estimated adjusted rental, as reasonably determined by Lessor by reference to the then available CPI information. Upon notification of the actual adjustment after publication of the required CPI, any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this addendum.

         (d) In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

Agreed and Accepted by:

/s/ Jonathan Herzog, EVP & Secretary                             /s/ Illegible
------------------------------------                             -------------
Lessee                                                           Lessor

/s/ Daniel Aharanoff, EVP Technology
------------------------------------
Lessee

                                 ADDENDUM "B" TO
                              STANDARD OFFICE LEASE

Dated  January 16, 2004
By and Between Gelb Enterprises, (Lessor)
And Avenue Group, Inc. , (Lessee)


FIRST OPTION TO EXTEND LEASE:

Lessee is hereby granted and shall, if not at the time in default under this Lease, have an option to extend the term of this Lease for an additional period of one (1) year(s) from the expiration date of this Lease upon the same terms and conditions of this Lease.

The option shall be exercised by written notice setting forth Lessee's election to exercise the option delivered to Lessor within sixty (60) days prior to expiration of this Lease. In the event Lessee elects to exercise this option, Lessor shall retain all prepaid rents and the security deposit until the termination of said additional option period. The prepaid rents and security deposit shall be held by Lessor during the additional option period upon the same terms and conditions as contained in the Lease herein.

Agreed and Accepted By:

/s/ Jonathan Herzog, EVP & Secretary                             /s/ Illegible
------------------------------------                             -------------
Lessee                                                           Lessor

/s/ Daniel Aharanoff, EVP Technology
------------------------------------
Lessee

                                 ADDENDUM "C" TO
                              STANDARD OFFICE LEASE

Dated January 16, 2004
By and Between Gelb Enterprises, (Lessor)
And Avenue Group, Inc. , (Lessee)

         1. At the commencement of this Lease Agreement, Lessee, its employees and invitees parking shall be at no charge. Upon the commencement of this Lease, Lessee to receive 1 reserved tandem parking space(s).

         2. Lessee understands that Premises square footage is approximated with a load factor which is included in Premises described size.

         3. With the exception of the following items, Lessee accepts Premises in its present "as-is" condition. Except as described in this lease agreement, Lessee will pay at Lessee's sole cost and expense for all tenant improvements. In addition, Lessee will be solely responsible for all other related costs which might occur at this time or in the future for tenant to either open for business or continue in business. It is further understood and acknowledged that Lessor has not inspected the Premises and does not warrant the condition of the Premises or its contents.

Agreed and Accepted By:

/s/ Jonathan Herzog, EVP & Secretary                             /s/ Illegible
------------------------------------                             -------------
Lessee                                                           Lessor

/s/ Daniel Aharanoff, EVP Technology
------------------------------------
Lessee

                                  Addendum "D"
                             Rules & Regulations For
                              Standard Office Lease
Dated January 16, 2004
By and Between Gelb Enterprises, (Lessor)
And Avenue Group, Inc., (Lessee)

General Rules

          1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

          2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office building Project and its occupants.

          3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

          4. Lessee shall not keep animals or birds within the Office Building Project and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

          5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

          6. Lessee shall not alter any lock or install new or additional locks or bolts without the prior written approval of Lessor.

          7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

          8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

          9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

         10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent and subject to such reasonable limitations, techniques and timing as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

         11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

         12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00P.M. and 8:00A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

         13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

         14. No window coverings, shades or awnings shall be installed or used by Lessee. All window treatment regarding any suite, must have prior written approval from Lessor.

         15. No Lessee, employee or invitee shall go upon the roof of the Building.

         16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in area reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

         17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

         18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

         19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

         20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

         21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

         22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

         23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

Parking Rules

          1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles" Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

          2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

          3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

          4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

          5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

          6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

          7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

          8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

          9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

         10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

         11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

         12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

         13. There shall be no overnight parking.

         14. At the commencement of this Lease Agreement, Lessee, its employees and invitees parking shall be at no charge.